UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.3

Date of Report:
(Date of earliest event reported)
May 1, 2017

Rent-A-Center, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25370	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)

(972) 801-1100
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2017, Rent-A-Center, Inc. (the “Company”) entered into a Third Amendment and Waiver (the "Waiver") with JPMorgan Chase Bank, N.A., as administrative agent (“JPMorgan”) and the other lenders party thereto pursuant to which the lenders agreed to waive compliance with certain provisions in the Credit Agreement, dated March 19, 2014, among the Company, the lenders party thereto and JPMorgan, as administrative agent, permitting the Company to exceed the required fixed charge coverage ratio and total leverage ratio covenants, in each case for the quarter ending March 31, 2017. The foregoing description of the Waiver is qualified in its entirety by reference to the full text of the Waiver, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.
Attached hereto as Exhibit 99.1 is the Registrant's press release reflecting earnings information for the quarter ended March 31, 2017.
The press release contains information regarding EBITDA (earnings before interest, taxes, depreciation and amortization), which is a non-GAAP financial measure as defined in Item 10(e) of Regulation S-K. The press release also contains a reconciliation of EBITDA to the Registrant's reported earnings before income taxes. The Company's management believes that presentation of EBITDA is useful to investors, as among other things, this information impacts certain financial covenants under the Company's senior credit facilities and the indentures governing its 6.625% senior unsecured notes due November 2020 and its 4.75% senior unsecured notes due May 2021. While management believes this non-GAAP financial measure is useful in evaluating the Company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, the non-GAAP financial measure may differ from similar measures presented by other companies.
Pursuant to General Instruction B.2. of Form 8-K, all of the information contained in Item 2.02 of this Form 8-K and the accompanying Exhibit 99.1 shall be deemed to be "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and, therefore, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit 10.1	Third Amendment and Waiver, dated May 1, 2017, among Rent-A-Center, Inc., as borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.
Exhibit 99.1     Press Release, dated May 1, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date:	May 1, 2017	By:	/s/ Maureen B. Short
Maureen B. Short
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Third Amendment and Waiver, dated May 1, 2017, among Rent-A-Center, Inc., as borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.
99.1	Press release, dated May 1, 2017